UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2010

HALIFAX CORPORATION OF VIRGINIA
(Exact name of registrant as specified in its charter)

Virginia	1-08964	54-0829246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250 Cherokee Avenue, Alexandria, Virginia	22312
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 658-2400

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 2, 2010, Halifax Corporation of Virginia(“ Halifax” or the “Company”) issued a press release reporting the results of its Annual Meeting of Shareholders held at 10:00 a.m. EST on March 2, 2010 at the Company’s offices in Alexandria, Virginia.

The Company reported that John H. Grover, Thomas L. Hewitt, Charles L. McNew, Donald M. Ervine, Arch C. Scurlock, Jr., Daniel R. Young and John M. Toups were elected as directors to hold office for a term of one year or until their respective successors have been duly elected and qualified. In addition, the proposal to approve the Agreement and Plan of Merger by and among Global Iron Holdings, LLC, Global Iron Acquisition LLC and Halifax dated January 6, 2010 and the transactions contemplated thereby was approved by shareholders.

  The following provides information regarding the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter:

					BROKER
PROPOSAL	FOR	AGAINST	WITHHELD	ABSTENTIONS	NON-VOTES
I. Election of Directors
John H. Grover	1,855,409	—	444,857	—	—
Thomas L. Hewitt	1,855,409	—	444,857	—	—
Charles L. McNew	2,159,220	—	141,046	—	—
Donald M. Ervine	1,855,409	—	444,857	—	—
Arch C. Scurlock, Jr.	1,855,409	—	444,857	—	—
Daniel R. Young	1,855,409	—	444,857	—	—
John M. Toups	1,855,409	—	444.857	—	—
II. Proposal to Approve the Agreement and Plan of Merger by and among Global Iron Holdings, LLC, Global Iron Acquisition LLC and Halifax	2,164,670	133,399	—	2,197	—

FORWARD-LOOKING STATEMENTS

Certain statements in this Currant Report on Form 8-K constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future events over which we have little or no control.  Forward-looking statements may be identified by words including “anticipate,” “believe,” “estimate,” “expect” and similar expressions.  We caution readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements.  Factors that could cause actual results to differ from forward-looking statements include the concentration of our revenues, risks involved in contracting with our customers, including difficulties to accurately estimate costs when bidding on a contract and the occurrence of start-up costs prior to receiving revenues and contract with fixed price provisions, government contracting risks, potential conflicts of interest, difficulties we may have in attracting and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to banking relationships, the availability of capital to finance operations and ability to make payments on outstanding indebtedness, weakened economic conditions, risks related to competition and our ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the reports we file with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.

Forward-looking statements are intended to apply only at the time they are made.  Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved.  If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 9.01  Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired

None.

(b)     Pro-forma Financial Information

None.

(c)     Exhibits

99.1 Press Release dated March 2, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALIFAX CORPORATION OF VIRGINIA

Date: March 2, 2010	By:	/s/ Robert Drennen

Robert Drennen
Vice President, Finance & CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 2, 2010